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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 16, 2004



                            CHAPARRAL RESOURCES, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                        0-7261                84-0630863
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 (State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                 File Number)         Identification No.)



             2 Gannett Drive, Suite 418                             10604
               White Plains, New York                             (Zip Code)
      (Address of Principal Executive Offices)




       Registrant's telephone number, including area code: (866) 559-3822


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Item 5.  Other Events.

On August 16, 2004, Chaparral Resources, Inc. (the "Company") announced that Mr. Miguel C. Soto has resigned as the Company's Vice President-Finance and Chief Financial Officer for personal reasons. Mr. Soto has been replaced by Nigel Penney who was elected Vice President-Finance and Chief Financial Officer of the Company by the Company's Board of Directors. A copy of our press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 12.  Results of Operations and Financial Condition.

On August 16, 2004, the Company issued a press release announcing its financial results for the second quarter ended June 30, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

This information, including the exhibits related hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

     (c) Exhibits.


Number       Exhibit
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99.1         Press Release, dated August 16, 2004, of Chaparral Resources, Inc.










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHAPARRAL RESOURCES, INC.



Date:  August 16, 2004             By: /s/  R. Frederick Hodder
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                                            R. Frederick Hodder
                                            Chairman of the Board